UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 1, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 1, 2006, Capital One Financial Corporation (“Capital One” or the “Company”), and Capital One Capital III, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed the public offering of $650,000,000 aggregate liquidation amount of the Trust’s 7.686% Capital Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated July 26, 2006, among the Company, the Trust and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Lehman Brothers Inc., as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”). The Capital Securities are guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 7.686% Junior Subordinated Debt Securities due 2066 (the “Debt Securities”), issued pursuant to a Junior Subordinated Indenture dated June 6, 2006, as supplemented by the Second Supplemental Indenture dated August 1, 2006 (the “Indenture”), between the Company and The Bank of New York, as Indenture Trustee. The Capital Securities, the Debt Securities and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-133943).

On August 1, 2006, in connection with the issuance of the Capital Securities, Sullivan & Cromwell LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached as Exhibit 8.1 to this report.

On August 1, 2006, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “Covenant”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase the Debt Securities unless such repurchases or redemptions are made from the proceeds of the sale of specified securities with equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Debt Securities at the time of such redemption or repurchase. A copy of the Covenant is attached hereto as Exhibit 99.1 to this report.

The foregoing description of the Capital Securities, the Debt Securities, the Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Additional Information About the Capital One – North Fork Transaction

In connection with the proposed merger of Capital One and North Fork Bancorporation, Inc. (“North Fork”), Capital One filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork mailed the joint proxy statement/prospectus to their respective stockholders on or about July 14, 2006. Investors and security holders are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain a free copy of the definitive joint proxy statement/prospectus and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Participants in the Capital One – North Fork Transaction

Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger is set forth in the definitive joint proxy statement/prospectus that was filed with the SEC. You can find information about Capital One’s executive officers and directors in Capital One’s definitive proxy statement filed with the SEC on March 23, 2006. You can find information about North Fork’s executive officers and directors in the definitive joint proxy statement/prospectus. You can obtain free copies of these documents from Capital One or North Fork using the contact information above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated July 26, 2006, among Capital One Financial Corporation, Capital One Capital III and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee (incorporated herein by reference to Exhibit 4.1 of the Form 8-K filed on June 12, 2006)

4.2	Second Supplemental Indenture dated August 1, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital III dated August 1, 2006 between Capital One Financial Corporation as Sponsor, The Bank of New York as Institutional Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated August 1, 2006 between Capital One Financial Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debt Security Certificate (included as part of Exhibit 4.2)

8.1	Opinion of Sullivan & Cromwell LLP dated August 1, 2006, regarding certain tax matters

99.1	Replacement Capital Covenant of Capital One Financial Corporation dated August 1, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: August 4, 2006	By:	/s/ John G. Finneran Jr.
John G. Finneran Jr.
General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement dated July 26, 2006, among Capital One Financial Corporation, Capital One Capital III and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Lehman Brothers Inc., as Representatives of the Underwriters

4.1	Indenture dated June 6, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee (incorporated herein by reference to Exhibit 4.1 of the Form 8-K filed on June 12, 2006)

4.2	Second Supplemental Indenture dated August 1, 2006 between Capital One Financial Corporation and The Bank of New York as Indenture Trustee

4.3	Amended and Restated Declaration of Trust of Capital One Capital III dated August 1, 2006 between Capital One Financial Corporation as Sponsor, The Bank of New York as Institutional Trustee, The Bank of New York (Delaware) as Delaware Trustee and the Administrative Trustees named therein

4.4	Guarantee Agreement dated August 1, 2006 between Capital One Financial Corporation and The Bank of New York as Guarantee Trustee

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3)

4.6	Specimen Junior Subordinated Debt Security Certificate (included as part of Exhibit 4.2)

8.1	Opinion of Sullivan & Cromwell LLP dated August 1, 2006, regarding certain tax matters

99.1	Replacement Capital Covenant of Capital One Financial Corporation dated August 1, 2006

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